Exhibit 10.1 1 FORM OF PERFORMANCE AWARDS AGREEMENT – BRT APARTMENTS CORP. Name of Participant: ______________ Number of AFFO Units: ______________ Number of Initial TSR Units: ______________ Number of Additional TSR Units: ______________ THIS PERFORMANCE AWARDS AGREEMENT (the “Agreement”, is made as of June 9, 2021 between BRT Apartments Corp., a Maryland corporation (the “Company”), and ___________, (“Participant”). WHEREAS, the Compensation Committee of the Board of Directors (“Committee”) has determined to grant, pursuant to BRT Apartments Corp. 2020 Incentive Plan (the “Plan”), to the Participant (i) Performance Awards in the form of performance based restricted stock units (“PSUs”) payable upon the attainment by the Company over the Performance Cycle of the Performance Criteria established by the Committee as set forth herein and (ii) cash settled dividend equivalent rights, which are granted in tandem with the PSUs. WHEREAS, these awards are subject to forfeiture and vesting as set forth herein. NOW THEREFORE, the parties hereby agree as follows: 1. Definitions. Capitalized terms used without being defined herein shall have the meanings given to such terms in the Plan or Exhibit A annexed hereto. 2. Administration. The Performance Awards shall be administered by the Committee with the powers and authority set forth in the Plan. 3. Terms of the Awards. Unless otherwise forfeited in accordance with this Agreement, including pursuant to Section 7 hereof, the number of Shares underlying PSUs that vest will be based on (i) compounded annual growth rate in AFFO and (ii) compounded annual growth rate in TSR, in each case as measured over the Performance Cycle. The number of PSUs that vest based on satisfaction of the compounded annual growth rate in TSR is subject to adjustment based on a comparison of the Company’s performance to the performance of its Peer Group’s compounded annual growth rate. In the case of fractions, the number of Shares underlying PSUs that vest shall, for such Participant, be rounded to the nearest whole integer. 4. TSR Units Vesting on the Basis of Compounded Annual Growth Rate in TSR. (a) The number of Initial TSR Units that vest based on compounded annual growth rate in TSR over the Performance Cycle will be determined in accordance with the following table: Compounded Annual Growth Rate in AFFO Null Threshold Target Maximum <5% 5% 8% 11% and above Number of Initial TSR Units that Vest 0

2 In the event that compounded annual growth rate in TSR falls between two levels in the above table, straight-line linear interpolation will be used to determine the number of Initial TSR Units that vest. (b) The base or initial price that shall be used in calculating compounded annual growth in TSR is $16.84, the closing price as reported by the New York Stock Exchange on March 31, 2021, subject to appropriate adjustment (as determined by the Committee) for stock splits, reverse splits, and similar events. (c) In the event that such growth rate in TSR is in the: (i) top quartile of the corresponding growth rate of its Peer Group over the corresponding period, the number of Additional TSR Units that vest shall equal 25% of the Initial TSR Units that vest (the “Peer Group Addition”); and (ii) bottom quartile of the corresponding growth rate of its Peer Group over the corresponding period, the number of Initial TSR Units that vest pursuant to Section 4(a) shall be reduced by 25% (the “Peer Group Diminution”; and together with the Peer Group Addition, the “Peer Group Adjustment”). 5. AFFO Units Earned on the Basis of the Compounded Annual Growth Rate in AFFO. The number of AFFO Units that vest based on compounded annual growth rate in AFFO over the Performance Cycle will be determined in accordance with the following table: Compounded Annual Growth Rate in AFFO Null Threshold Target Maximum <4% 4% 6% 8% and above Number of AFFO Units that Vest 0 The base AFFO which shall be used in measuring whether the applicable compounded annual growth rate is achieved shall be the AFFO for the 12 months ended March 31, 2021 (i.e., $20,370,000) and except as otherwise contemplated herein in connection with a DDR Event or Change of Control, the concluding AFFO shall be the AFFO for the 12 months ending March 31, 2024. In the event that such growth rate in AFFO falls between two levels in the above table, straight-line linear interpolation shall be used to determine the number of AFFO Units that vest. 6. Determinations Made as of the Valuation Date. (a) Promptly following March 31, 2024 (or within 60 days of a DDR Event and contemporaneously with a Change in Control), the Committee shall perform or cause to be performed, the necessary calculations to determine the number of PSUs earned by the Participant as of such date pursuant to Sections 4 and 5, as applicable. (b) The Participant shall have no rights to PSUs that vest pursuant to Sections 4 and 5, as applicable, above until the number of such PSUs are determined by the Committee; provided that any PSUs that vest will be deemed to have vested as of the Valuation Date for purposes of determining the Participant’s rights hereunder. Any PSUs that do not vest pursuant to Sections 4 and 5 above shall, without payment of any consideration by the Company, automatically and without notice terminate, be forfeited and be and become null and void as of the March 31, 2024 (or earlier, in accordance with this Agreement, including Section 7 hereof), and neither the Participant nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Units or the underlying Shares. 7. Forfeiture. Upon a termination, prior to March 31, 2024, of the Participant’s status as a Participant for any reason other than a DDR Event or Change in Control, all Units that have not vested shall immediately terminate and be forfeited without consideration. 8. Vesting Upon the Occurrence of a DDR Event or Change of Control.

3 (a) Notwithstanding the forfeiture provisions of this Agreement, including Sections 6 and 7 hereof, upon the occurrence of a DDR Event, subject to the satisfaction of the applicable Performance Criteria (proportionately adjusted to give effect to the reduction in the Performance Cycle), a pro rata portion of Initial TSR Units and AFFO Units, as applicable, shall vest. (b) Notwithstanding the forfeiture provisions of this Agreement, including Sections 6 and 7 hereof, and subject to the satisfaction of the Performance Criteria (proportionately adjusted to give effect to the reduction in the Performance Cycle), (i) the Initial TSR Units and AFFO Units shall vest upon a Change of Control if the effective date thereof is after September 30, 2022, and (ii) if the effective date of the Change of Control occurs prior to or on September 30, 2022, a pro rata (as defined) portion of Initial TSR Units and AFFO Units shall vest upon such Change of Control. (c) The number of Initial TSR Units that vest pursuant to Section 8(a) or (b) hereof will be subject to the Peer Group Adjustment which will be measured as of the date of the DDR Event or Change of Control, as the case may be. (d) For the purposes of this Section 8, the pro rata portion of Initial TSR Units and AFFO Units that vest, subject to the satisfaction of the applicable Performance Criteria, shall equal the product obtained by multiplying the Initial TSR Units and AFFO Units, as applicable, by a fraction, the numerator of which is the number of days during the period beginning April 1, 2021 and ending on the DDR Event or the effective date of the Change of Control, as applicable, and the denominator of which is 1,095. 9. Restrictions on Transfer. None of the PSUs granted hereunder shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law (each such action a “Transfer”) until after the date that such PSUs vest. Any attempted Transfer of PSUs not in accordance with the terms and Performance Goals of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any PSUs as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any PSUs. This Agreement is personal to the Participant, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. 10. Rights as a Stockholder; Dividend Equivalents. (a) The Participant shall not have any rights of a stockholder with respect to the Shares underlying the PSUs unless and until the Units vest. (b) The Participant shall not be entitled to receive any dividends with respect to the Shares underlying the PSUs unless and until such PSUs vest. Within 60 days following the Committee’s determination of whether, and to what extent, the Performance Criteria has been achieved, the Company shall pay the Participant in respect of each PSUs that vests, an amount in cash equal to the aggregate amount of cash dividends that would have been paid in respect of the Shares underlying such vested PSUs had such Shares been outstanding (as of the applicable record date with respect to the payment of the related dividend) during the Performance Cycle. 11. Taxes. The Participant shall be liable for any and all taxes, including withholding taxes, arising out of this grant, the vesting of RSUs and the issuance of Shares hereunder. 12. Claw-back. The Participant acknowledges and agrees that the grant of this Award, the issuance of Shares and the payment of dividends (including amounts paid or payable based on dividend equivalent rights) on these awards pursuant to this Agreement is subject to the applicable provisions of any claw- back policy implemented by the Company, whether implemented prior to or after the grant of such awards. 13. Miscellaneous

4 (a) Neither this Agreement nor the granting or vesting of RSUs shall confer upon the Participant any right to continue as an officer, director, employee of or consultant to, the Company or an affiliate, nor shall it interfere in any way with the right of the Company or an affiliate to terminate Participant’s relationship with at any time and for any reason whatsoever. (b) The parties agree to execute such further documents and instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement, including without limitation the imposition of appropriate legends on the Shares and the issuance of “stop transfer” orders to implement the restrictions imposed herein. (c) This Award shall be governed by the laws of the State of Maryland (without regard to its choice of law principles) and applicable Federal law. (d) Except as otherwise provided herein, in any event of any conflict between the provisions of the Plan and the provisions of this Award, the provisions of the Plan shall govern. BRT Apartments Corp. By: _________________________ ____________________________ Signature of Participant ____________________________ Name of Participant

5 EXHIBIT A Definitions Capitalized terms used without being defined herein shall have the means ascribed to such terms by the Plan. “Additional TSR Units” means the units so denominated at the beginning of this Agreement. “AFFO” means adjusted funds from operations as presented in the Company’s filings with the Securities and Exchange Commission. “AFFO Units” means the units so denominated at the beginning of this Agreement. “DDR Event” means the death, Disability or Retirement of the Participant. “Initial TSR Units” means the units so denominated at the beginning of this Agreement. “Peer Group” means the FTSE NAREIT Equity Apartment Index, excluding companies whose primary focus is the provision of housing for college and/or graduate students. “Performance Criteria” means the criteria described in Section 4 and/or Section 5 of this Agreement, as applicable, and as adjusted as contemplated by the Agreement. “Performance Cycle” means the period from April 1, 2021 through March 31, 2024, subject to adjustment in the event of a DDR Event or Change of Control. “TSR” means total stockholder return as calculated by a third-party selected by the Committee. “RSUs” means the AFFO Units and the TSR Units. “Valuation Date” means March 31, 2024, the date of a DDR Event or the effective date of a change of control, as applicable.